SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or organization)	Number)	Identification Number)

20415 Nordhoff Street, Chatsworth, California		91311
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 26, 2007, MRV Communications, Inc. issued a press release announcing its intent to have its wholly-owned subsidiary, Luminent, Inc. conduct an initial public offering of its equity securities that, when made, will be registered under the Securities Act of 1933 with the Securities and Exchange Commission, a copy of which is filed as Exhibit 99.1 with this report.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press Release dated January 26, 2007 announcing intended IPO by Luminent, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: January 31, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Kevin Rubin
Kevin Rubin
Chief Financial Officer and Compliance Officer

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